UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-30B-2

SHAREHOLDER NEWSLETTER

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

600 University Street, Suite 3010, Seattle, Washington 98101-1129

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2020

Date of reporting period: December 4, 2020

Kavilco Incorporated Newsletter

Fall 2020

Note to SEC: Kavilco Incorporated is an Alaska Native Corporation that operates under the Investment Company Act of 1940. The Alaska Native Claims Settlement Act, which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock can only be transferred by court decree or gifting to a blood relative, and cannot be sold or used as collateral. The following report has been edited to include informational articles. The table of contents, pictures, and backgrounds have not been included.

KAVILCO NEWS

Dividend Declaration

On November 6 2020, the board of directors declared a cash dividend of $70.00 per share. This includes $8.48 per share of long term capital gain.

This dividend was paid to shareholders of record as of November 9, 2020. The board of directors and management are constantly monitoring the financial arena to better our returns. The dividend was paid on November 18, 2020.

As of November 18, 2020, Kavilco has made over 57

million dollars in payments to shareholders; Louis L. Jones, Sr., President

$57,519,378 dollars to be exact. We have distributed more than the entire net worth of Kavilco.

In 1990, shareholders elected to have Kavilco become a registered investment company which is exempt from federal income tax. This means that Kavilco Incorporated has saved shareholders $15,951,120 in corporate taxes. These tax savings are passed on to the shareholder resulting in higher dividends. Since 1990, a person who owns 100 shares is $132,926 dollars richer because Kavilco is an investment company that is exempt from federal income tax.

Sincerely,

Louis L. Jones, Sr., President

New Shareholders

Over the past year Kavilco has welcomed several new shareholders through gifting and inheritance.

Welcome to the Kavilco family!

Sydney Locklear, Kassy Gordon, Kayleen Gordon, Clark Dupuy, Jenifer Martinez, David Beck, and Sandra Stevens.

Words From Your President, Louis Jones, Sr.

Most of you know, as a consequence of the COVID-19 pandemic, Kavilco was unable to have our annual meeting, annual dinner, or the annual auction that raises money for totem pole restoration. Restoration has become more and more important as time goes by because the traditional reasons for raising poles has faded away with time.

Your board of directors decided that if we could not have an annual meeting, we had to do something to stay in touch with our shareholders. That “something” turned out to be Zoom Video Conferencing, a website for dialing into a conference. Several board members were familiar with Zoom Conferencing in activities they participate in beyond Kavilco. We did Zoom Conference for our last few Board Meetings and that went pretty well, therefore Zoom seemed the way to go.

Speaking for myself, I had my doubts, but as it turns out, the Zoom Conference was a hit. We got to see shareholders we had not seen before. It was good to match a face with a name. Some old friends and relatives dialed in so it was good to see everyone. It went so well the board of directors would like to do this more often. Nearly 45 shareholders logged in, I think that number will grow as we get better at this.

Another surprise for me was the $4,000.00 (+) pledged to the Kasaan Haida Heritage Foundation for restoration of The Killer Whale Totem at the Whale House Park. In addition to restorations, KHHF has the Paige Jones Memorial scholarship program. Every penny pledged was in memory of, or in honor of those who came before us. In reality, our ancestors are the ones who paid the price for the benefits we now enjoy.

You can also make a donation and dedicate it “in honor/memory of...” and those who do, will be recognized in the next KHHF newsletter and Zoom Conference, that I hope will happen when we announce the spring dividend.

Donations can be made payable to KHHF and mailed to: KHHF

c/o Kavilco Incorporated

1000 Second Avenue, Suite 3320

Seattle, WA 98104

Thank you,

 /s/ Louie L. Jones

 Louis L. Jones, President

Donations can also be made through Paypal to khhf.ak@gmail.com.

Chief Financial Officer’s Report

Mr. Burns stated that as the economy fell into the greatest recession since the Great Depression. Already more than 30% of the mortgages, rents and student loans are behind on their payments.

Prior to the pandemic, the Dow was close to the 30,000 mark. Within weeks fell to 18,000. In January, we had a $4,672,000 unrealized gain. By June we had a $2,496,000 loss. A reduction of value of $7,162,000.

Concurrently, corporate earnings had a substantial decline along with $42.5 billion drop in dividends from a year ago. Examples of the dividend restriction: Shell Oil, Weyerhaeuser, Wells Fargo & Co., numerous REITS, and Master Limited Partnerships. As of September, these reductions have resulted in a decrease in dividend income of $50,000.On the capital gains front, last year’s Dow Dog strategy contributed over $300,000 to your 2019 dividend. As of October 2020, we are sitting on a $264,000 unrealized loss.

To make this year’s dividend of $70 per share, a number of our securities will have to be sold to generate gains to offset the current dismissal net taxable income.

As has been the case for several years, the board will be mapping the stock strategy for the new year. However, the rapid rise in government spending and capital creation on behalf of the Federal Reserve, are all inflationary. To offset the potential inflationary spike, Kavilco has started to purchase gold and silver exchange traded funds along with gold mining stock.

Mr. Burns was asked if the company invests in stock options. He replied that the investment policy that is on file with the Security and Exchange Commission only permits the purchase of stocks and investment grade bonds. Accordingly, stock options are considered derivatives and are disqualified for consideration.

Kavilco's Privacy Policy

The Company has adopted the following privacy Policy:

This Privacy Policy sets forth our policies with respect to non-public personal information of our shareholders and former shareholders. These policies apply to individuals only and may be changed at any time, provided a notice of such change is provided to you.

You may provide us from time to time with personal, non-public information about you, such as your address, your social security number, and information about your family. We do not disclose your personal non-public information to anyone, except as follows:

- We may disclose your personal non-public information if you direct us to do so, or if we are required by applicable law to do so.

 We seek carefully to safeguard your private information and, to that end, we restrict access to non-public personal information about you to those employees who need to know the information to enable us to provide services to you.

None of your personal, non-public information may be accessed by anyone on our website. This Privacy Policy will be mailed to all shareholders in this annual fall newsletter.

Prize Winners!

$1000 ea. Early Bird Draw Marjorie Zeman, Clark Dupuy, Holly Patozka, Tamala Dailey.

$500 ea. Early Bird Draw Marcia Coburn, Benjamin Cook, Audrey Escoffon, Katherine McAllister, Robert Leask, Sydney Locklear.

$300 ea. All Ballots Draw Julia Spigai, Charles White, Dorothy Smith, Kimberly Thomas, Kassy Gordon, Clark Dupuy, Holly Patotzka, Keith Gordon, Melissa Hunter, Griffen Olsen, Kimberly Wilson, Kaarsten Smith, Kayleen Gordon, Julie Smith, John Lawrence, Ronald Leask,Katherine McAllister, Tamala Lindsley, Elizabeth Galler, Deborah Spigai.

$200 ea. All Ballots Draw Virginia Starr, Larry Gordon, Willard Williams, Shelly Smith, Janelle Hyatt, Justin Jones, William White, Tamala Dailey, Jennifer Hadden, Randell Jones, Louise Newsom, Michael A. Jones, Patrick Olsen, David Lawrence, Victor Johnson, Sr., Ardath Peterson, Robert Kerstetter, Robert Leask, Kristine Mooney, Audrey Escoffon

Kavilco Election Results

Marie Miller, Ramona Hamar, and Jeane Breinig were all re-elected to the Kavilco Board of Directors and the selection of BDO USA, LLP as put forward by the Board, was also ratified. A total of 60.73% of the vote was returned this year by shareholders which was an increase of 1.02% from last year. Anything under 50% will require that Kavilco hold a second Annual Meeting and may result in a lower dividend distribution to shareholders.

IT IS IMPORTANT THAT YOU VOTE EVERY YEAR!